UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 06/27/2008

LeMaitre Vascular, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33092

Delaware	04-2825458
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

63 Second Avenue

Burlington, MA 01803

(Address of principal executive offices, including zip code)

781-221-2266

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

David N. Gill informed the Company on June 27, 2008, that he will resign as a member of the Board of Directors of LeMaitre Vascular, Inc. (the “Company”) following the conclusion of the next regularly scheduled Audit Committee meeting on July 24, 2008. Mr. Gill’s decision was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LeMaitre Vascular, Inc.

Date: July 2, 2008	By:	/s/ Aaron M. Grossman
Aaron M. Grossman
Secretary